UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2013

American Airlines Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address or principal executive offices)	(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

American Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address or principal executive offices)	(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 9, 2013, AMR Corporation (renamed American Airlines Group Inc., the “Company”) consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 13, 2013, by and among the Company, AMR Merger Sub, Inc. (“Merger Sub”) and US Airways Group, Inc. (“US Airways Group”), as amended, pursuant to which Merger Sub merged with and into US Airways Group (the “Merger”), with US Airways Group surviving as a wholly owned subsidiary of the Company following the Merger.

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K (the “Original Filing”), filed with the Securities and Exchange Commission (the “Commission”) on December 9, 2013, to provide financial statements of US Airways Group required under Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 effects no other changes to the Original Filing and the consolidated financial statements of US Airways Group filed herewith are the same form as originally filed in its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The financial statements of US Airways Group and pro forma financial information described in Item 9.01 below should be read in conjunction with the Original Filing and this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of US Airways Group as of December 31, 2012 and 2011 and the consolidated statements of operations, comprehensive income, stockholders’ equity (deficit), and cash flows for each of the years in the three-year period ended December 31, 2012 and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated February 19, 2013, relating to US Airways Group’s financial statements described above, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of US Airways Group as of September 30, 2013 and the condensed consolidated statements of operations, comprehensive income and cash flows for the three and nine-month periods ended September 30, 2013 and 2012 and the notes related thereto, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements required by Item 9.01(b) of Form 8-K, and notes related thereto, relating to the completion of the Merger are filed with this Amendment No. 1 to Current Report on Form 8-K/A as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm for US Airways Group.

99.1	Audited consolidated financial statements of US Airways Group as of December 31, 2012 and 2011 and the consolidated statements of operations, comprehensive income, stockholders’ equity (deficit), and cash flows for each of the years in the three-year period ended December 31, 2012 and the notes related thereto.

99.2	Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated February 19, 2013.

99.3	Unaudited condensed consolidated financial statements of US Airways Group as of September 30, 2013 and the condensed consolidated statements of operations, comprehensive income and cash flows for the three and nine-month periods ended September 30, 2013 and 2012 and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2014

American Airlines Group Inc.

/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President—Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2014

American Airlines, Inc.

/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President—Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm for US Airways Group.

99.1

Audited consolidated financial statements of US Airways Group as of December 31, 2012 and 2011 and the consolidated statements of operations, comprehensive income, stockholders’ equity (deficit), and cash flows for each of the years in the three-year period ended December 31, 2012 and the notes related thereto.

99.2	Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated February 19, 2013.

99.3

Unaudited condensed consolidated financial statements of US Airways Group as of September 30, 2013 and the condensed consolidated statements of operations, comprehensive income and cash flows for the three and nine-month periods ended September 30, 2013 and 2012 and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial statements.